___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

CRUCIAL INNOVATIONS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-229638	98-1446012
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

86-90 Paul Street London, United Kingdom	EC2A 4NE
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 203 148 1452

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 3, 2024, Crucial Innovations Corp. (“CINV” or the “Company”) received notice that its previous independent accountant, BF Borgers CPA PC (hereafter “BF Borgers”), had been issued an Order from the U.S. Securities and Exchange Commission (“Commission”) suspending it from practicing before the Commission or performing an audit or review of financial information included in Commission filings. As a result, the Company has dismissed BF Borgers as its independent accountants, effective as of such date.

The report of BF Borgers concerning the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2022 and during the period from the end of the fiscal year ended December 31, 2022 through to the date of BF Borger’s dismissal, there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BF Borgers would have caused it to make reference to the subject matter of the disagreements in connection with its report.

CINV provided BF Borgers with a copy of this Current Report on Form 8-K prior to its filing with the Commission, and requested that BF Borgers furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by CINV in this Current Report, and if not, stating the aspects with which it does not agree.

On May 10, 2024, CINV engaged RBSM LLP (“RBSM”) as its independent registered public accounting firm, subject to customary client acceptance procedures. Prior to the engagement of RBSM, the Company had not consulted with RBSM regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUCIAL INNOVATIONS CORP.
Date: May 10, 2024
By:	/s/ Jon-Paul Doran
Name:	Jon-Paul Doran
Title:	Chief Executive Officer